--------------------------------------------------------------------------------
           THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------


                                                                    May 31, 1999


Dear Shareholder:

     Since the Trust's last report, interest rates rose sharply as U.S. economic growth remained strong, labor markets tightened and international markets began to recover. In light of these factors, on May 18 members of the Federal Reserve's Federal Open Market Committee announced that they had adopted a bias towards higher interest rates, citing a concern that inflation might start to accelerate.

     BlackRock has adopted a cautious view of the bond market, as we believe that there is a real possibility that the Federal Reserve will raise interest rates in the near future. Additionally, because the Treasury yield curve has already priced in Federal Reserve action, we believe that interest rates will trade in a relatively narrow range until the economy shows signs of slowing.

     This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.


Sincerely,


/s/ Laurence D. Fink           /s/ Ralph L. Schlosstein
-------------------           -------------------------
Laurence D. Fink               Ralph L. Schlosstein
Chairman                       President

                                                                    May 31, 1999

Dear Shareholder:

     We are pleased to present the semi-annual report for The BlackRock Broad Investment Grade 2009 Term Trust Inc. (the "Trust") for the six months ended
April 30, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "BCT". The Trust's investment objective is to return $15 per share (its initial offering price) to shareholders on or about December 31, 2009 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives.

     The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and commercial mortgage-backed securities. Historically, the Trust has been primarily invested in corporate debt securities and collateralized mortgage obligations (CMOs). All of the Trust's assets must be rated "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. government or its agencies.

     The table below summarizes the performance of the Trust's stock price and NAV over the period:



                     -----------------------------------------------------------
                       4/30/99    10/31/98    CHANGE       HIGH       LOW
--------------------------------------------------------------------------------
 STOCK PRICE           $12.875     $13.25     (2.83%)     $13.375    $12.75
--------------------------------------------------------------------------------
 NET ASSET VALUE
   (NAV)               $14.23      $15.01     (5.20%)     $15.01     $14.12
--------------------------------------------------------------------------------
 10-YEAR U.S.
  TREASURY NOTE          5.35%       4.61%     16.05%       5.42%      4.52%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The past six months have witnessed continued rapid expansion of the U.S. economy. GDP growth for the first quarter of 1999 is estimated at an annual rate above 4%, far exceeding the historical non-inflationary level of 2%. While BlackRock believes that growth may slow down in the second half of 1999, we anticipate GDP to remain above 3% for the year. Despite the strong economic growth, inflation has stayed surprisingly subdued. A significant factor in maintaining low inflation in the U.S. economy stems from the increase in industrial productivity. Higher productivity has allowed manufacturers to avoid price increases despite tight labor markets.

     The Treasury market briefly rallied early in the fourth quarter of 1998 before dramatically reversing in 1999. For the semi-annual period, the yield of the 10-year Treasury security rose from 4.61% on October 31, 1998 to 5.35% on April 30, 1999. The weak performance of the Treasury market can be attributed to investors leaving the safe haven of Treasuries to purchase credit sensitive or higher yielding securities in reaction to inflationary concerns voiced by the Federal Reserve.

     As interest rates rose and alleviated prepayments fear, mortgages significantly outperformed the broader investment grade bond market. As measured by the LEHMAN BROTHERS MORTGAGE INDEX, mortgages posted a 2.39% total return versus 0.68% for the LEHMAN BROTHERS AGGREGATE INDEX. After significantly underperforming Treasuries in 1998 mortgages experienced a significant rally late in 1998 into the first four months of 1999. Although yields have tightened significantly from early in the fourth quarter of 1998, mortgages remain at attractive levels as a record issuance has come to market and kept yields attractive. Although higher mortgage rates have allayed prepayment fears that must be tempered with the fact mortgages rates still remain at historically low levels.

     The financial turmoil in Asia caused a decline in perceived corporate bond credit quality ratings and as a result corporate bonds underperformed Treasuries in 1998 for only the third time in the past decade. However, for the semi-annual period, corporates as measured by MERRILL LYNCH U.S. CORPORATE MASTER INDEX, returned 1.81%, significantly outperforming the LEHMAN BROTHERS AGGREGATE INDEX'S 0.68%. Although investors seeking greater yields than Treasuries contributed to the outperformance, corporate profitability continues to be the driving factor of corporate bond performance and profits growth remains under pressure from overseas markets and a strong labor market. Deteriorating fundamentals (four times as many downgrades as upgrades in the first quarter according to S&P) combined with weakening profit growth and increased issuance will continue to pressure the corporate market.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and October 31, 1998 asset composition:

                                SECTOR BREAKDOWN

--------------------------------------------------------------------------------
COMPOSITION                                    APRIL 30, 1999   OCTOBER 31, 1998
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs          20%             20%
--------------------------------------------------------------------------------
Corporate Bonds                                       17%             18%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                 16%             16%
--------------------------------------------------------------------------------
Inverse-Floating Rate Mortgages                       15%             14%
--------------------------------------------------------------------------------
Interest Only Mortgage-Backed Securities              14%             15%
--------------------------------------------------------------------------------
U.S. Gov't Securities                                  7%              5%
--------------------------------------------------------------------------------
Municipal Bonds                                        5%              5%
--------------------------------------------------------------------------------
Asset Backed Securities                                4%              4%
--------------------------------------------------------------------------------
Principal Only Mortgage-Backed Securities              2%              3%
--------------------------------------------------------------------------------

     We continued to focus on securities with final maturity dates (or "bullet" maturities) that match the Trust's termination date of December 31, 2009.
Accordingly, the Trust increased its exposure in US Treasuries. The Trust modestly decreased its exposure to mortgage-backed securities and corporate bonds. Mortgage-backed securities cash flows and maturity dates can fluctuate in response to interest rate movements. The average maturities of mortgage bonds can extend when interest rates rise. Conversely, mortgage bonds tend to prepay when interest rates fall, which forces the bond holder to reinvest cash flows at lower yields. Specifically, the Trust decreased its positions in Interest-Only Mortgage-Backed Securities and Principal-Only Mortgage-Backed Securities.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Broad Investment Grade 2009 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.


Sincerely yours,


/s/ Robert S. Kapito                   /s/ Michael P. Lustig
----------------------                 --------------------------
Robert S. Kapito                       Michael P. Lustig
Vice Chairman and Portfolio Manager    Director and Portfolio Manager
BlackRock Financial Management, Inc.   BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
             THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
--------------------------------------------------------------------------------
  Symbol on American Stock Exchange:                               BCT
--------------------------------------------------------------------------------
  Initial Offering Date:                                     June 17, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/99:                         $12.875
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/99:                             $14.23
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/99 ($12.875)1:       6.41%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share2:                    $0.06875
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share2:                 $0.82500
--------------------------------------------------------------------------------

1 Yield  on closing stock price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                 PRINCIPAL
                   AMOUNT                                                VALUE
RATING*            (000)         DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------
                                LONG-TERM INVESTMENTS-143.9%
                                MULTIPLE CLASS MORTGAGE
                                PASS-THROUGHS-51.9%
                                Federal Home Loan Mortgage Corp.,
                                 Multiclass Mortgage Participation
                                 Certificates,
                     $2,689      Series 1353, Class 1353-S,
                                  8/15/07 (ARM). ...................   $  179,271
                        245++    Series 1506, Class 1506-S,
                                  5/15/08 (ARM). ...................      261,302
                      2,168++    Series 1510, Class 1510-G,
                                  5/15/13 ..........................    2,230,959
                        400      Series 1534, Class 1534-IG,
                                  2/15/10. .........................      364,532
                        711      Series 1580, Class 1580-SD,
                                  9/15/08. .........................      725,152
                      3,000+     Series 1596, Class 1596-D,
                                  10/15/13 .........................    2,995,620
                      1,025++    Series 1626, Class 1626-SA,
                                  12/15/08 (ARM) ...................      817,653
                        302      Series 1637, Class 1637-LE,
                                  12/15/23 (ARM). ..................      280,588
                                Federal National Mortgage
                                 Association, REMIC Pass-Through
                                 Certificates,
                        855++    Trust 1992-43, Class 43-E,
                                  4/25/22 . ........................      869,808
                         61      Trust 1992-174, Class 174-S,
                                  9/25/22 (ARM) .. .................      118,695
                        858      Trust 1992-190, Class 190-S,
                                  11/25/07 (ARM) ...................      858,584
                      1,000++    Trust 1993-49, Class 49-H,
                                  4/25/13 ..........................    1,020,620
                      3,053+     Trust 1993-79, Class 79-PK,
                                  4/25/22 ..........................    3,071,596
                      2,646+     Trust 1993-87, Class 87-J,
                                  4/25/22 ..........................    2,509,334
                      1,000      Trust 1993-156, Class 156-SE,
                                  10/25/19 (ARM) ...................    1,030,220
                        589      Trust 1993-191, Class 191-SD,
                                  10/25/08 (ARM) ...................      527,000
                        687++    Trust 1993-202, Class 202-VB,
                                  11/25/23 (ARM) ...................      627,030
                        692++    Trust 1993-214, Class 214-SK,
                                  12/25/08 .........................      733,797
                      1,177++    Trust 1994-13, Class 13-SM,
                                  2/25/09 (ARM) ....................    1,160,181
                        246      Trust 1994-37, Class 37-SC,
                                  3/25/24 (ARM) ....................      242,104
                      1,500++    Trust 1996-20, Class 20-SB,
                                  10/25/08 (ARM) ...................      451,875

================================================================================
                 PRINCIPAL
                   AMOUNT                                                VALUE
RATING*            (000)         DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------
                                PaineWebber Mortgage
                                 Acceptance Corp. IV,
BBB                 $   750      Series 1995-M1, Class D,
                                 7.30%, 1/15/07**. ................    $  760,505
                                                                       ----------
                                                                       21,836,426
                                                                       ----------
                                INTEREST ONLY MORTGAGE-
                                BACKED SECURITIES-19.4%
AAA                  14,190++   CS First Boston Mortgage
                                 Securities Corp.,
                                 Series 1997-C1, Class AX,
                                  4/20/22** ........................    1,326,664
                                Federal Home Loan Mortgage
                                 Corp., Multiclass Mortgage
                                 Participation Certificates,
                      1,272      Series 65, Class 65-I,
                                  8/15/20 ..........................      306,428
                        534      Series 141, Class 141-H,
                                  5/15/21 ..........................      148,957
                      2,550      Series 1645, Class 1645-IB,
                                  9/15/08 ..........................      483,123
                      2,310      Series 1900, Class 1900-SV,
                                  8/15/08 ..........................      329,698
                     32,043      Series 1995, Class 1995-SB,
                                  10/15/27 .........................       46,462
                      1,121      Series 2061, Class 2061-JR,
                                  9/20/22 ..........................      189,166
                                Federal National Mortgage
                                 Association, REMIC Pass-Through
                                 Certificates,
                      4,000      Trust 1993-138, Class 138-JK,
                                  5/25/19 ..........................      538,160
                     12,000      Trust 1993-191, Class 191-S,
                                  10/25/07 .........................      105,000
                      2,819      Trust 1993-223, Class 223-PT,
                                  10/25/23 .........................      391,431
                      1,572      Trust 1994-39, Class 39-PE,
                                  1/25/23 ..........................      186,405
                      2,757      Trust 1994-42, Class 42-SO,
                                  3/25/23 ..........................      310,470
                      1,250      Trust 1997-50, Class 50-HK,
                                  8/25/27 ..........................      416,816
                     53,948      Trust 1997-81, Class 81-SD,
                                  12/18/27 .........................       44,092
                      1,500+     Trust 1997-90, Class 90-M,
                                  1/25/28 ..........................      499,453
                         39      Trust G-21, Class 21-L,
                                  7/25/21 ..........................       97,197
                        119      Trust G93-25, Class 25-J,
                                  12/25/19 .........................      359,998
AAA                  19,791++    First Union-Lehman Brothers-
                                  Bank of America,
                                 Series 1998-C2, Class IO,
                                  5/18/28 ..........................      772,141

See Notes to Financial Statements.

======================================================================================
                 PRINCIPAL
                   AMOUNT                                                    VALUE
RATING*            (000)         DESCRIPTION                                (NOTE 1)
--------------------------------------------------------------------------------------
                                GMAC Commercial Mortgage
                                 Securities Inc.,
AAA                $22,849       Series 1998-C2, Class X,
                                  8/15/23 ..............................    $ 943,181
                                Government National Mortgage
                                 Association,
                     1,049       Trust 1998-24, Class 24-IB
                                  5/20/23 ..............................      205,883
                                Merrill Lynch Mortgage Investors, Inc.,
AAA                  5,910       Series 1997-C2, Class IO,
                                  12/10/29 .............................      412.465
                                Salomon Brothers Mortgage
                                 Securities Inc. VI,
NR                     178       Series 1987-3 Class B,
                                  10/23/17 .............................       47,020
                                                                           ----------
                                                                            8,160,210
                                                                           ----------
                                PRINCIPAL ONLY MORTGAGE-
                                BACKED SECURITIES-3.3%
                                Federal Home Loan Mortgage Corp.,
                                 Mortgage Participation
                                 Certificates,
                       205       Series 1700, Class 1700-GA,
                                  2/15/24 ..............................      148,599
                                Federal National Mortgage
                                 Association, REMIC Pass-Through
                                 Certificates,
                     1,341       Trust 1994-46, Class 46-D,
                                 11/25/23 ..............................      998,012
                       122       Trust 1997-85, Class 85-LE,
                                 10/25/23 ..............................      105,638
                                Salomon Brothers Mortgage
                                 Securities Inc. VI,
NR                     178       Series 1987-3, CIass A,
                                  10/23/17 .............................      148,574
                                                                           ----------
                                                                            1,400,823
                                                                           ----------
                                COMMERCIAL MORTGAGE-BACKED
                                SECURITIES-20.5%
AAA                    462      Citicorp Mortgage
                                 Securities, Inc.,
                                 Series 1993-14, Class A4,
                                 6.04%, 11/25/23 (ARM) .................      367,066
BBB                    500      DLJ Mortgage Acceptance Corp.,
                                 Series 1997-CF1, 7.91%,
                                  4/15/07** .... .......................      495,246
A                      750      FDIC REMIC Trust, Mortgage
                                 Pass-Through Certificates,
                                 Series 1994-C1, Class II-F,
                                  8.70%, 9/25/25 .......................      782,326
                                GMAC Commercial Mortgage
                                 Securities Inc.,
AAA                    300++     Series 1998-C2, Class A-2,
                                  6.42%, 8/15/08 .......................      300,885
AAA                    500      GS Mortgage Securities Corp.,
                                 Series 1996-PL, Class A2,
                                  7.41%, 2/15/27 .......................      513,692

=======================================================================================
                 PRINCIPAL
                   AMOUNT                                                    VALUE
RATING*            (000)         DESCRIPTION                                (NOTE 1)
--------------------------------------------------------------------------------------
                                LTC Commercial Mortgage
                                 Pass-Through Certificates,
AA-                 $  500       Series 1994-1, Class 1-D,
                                  10.00%, 6/15/26 ......................   $ 516,186
AAA                    401       Series 1996-1, Class 1-A,
                                  7.06%, 4/15/28** .....................     405,798
                                Merrill Lynch Mortgage Investors Inc.,
BBB                    500       Series 1995-C1, Class D,
                                  7.97%, 5/25/15 .......................     493,255
BBB                    500       Series 1996-C1, Class D,
                                  7.42%, 4/25/28 .......................     492,558
BBB                    500      Morgan Stanley Capital 1 Inc.,
                                 Series 1995-GAL1, Class D,
                                  8.25%, 8/15/27** .....................     513,437
AAA                    750      New York City Mortgage Loan Trust,
                                 Multifamily Mortgage Pass-Through
                                 Class A-2,
                                  6.75%, 6/25/11** .....................     752,812
BBB+                   600      Nomura Asset Capital Corp.,
                                 Series 1993-M1, Class A3,
                                  7.64%, 11/25/03** ....................     603,577
AAA                  1,000      Prudential Securities Secured
                                 Financing Corp.,
                                 Series 1998-C1, Class A1B,
                                  6.506%, 7/15/08 ......................     997,951
BBB                    456      Resolution Trust Corp.,
                                 Series 1994-C2, Class D,
                                  8.00%, 4/25/25 .......................     454,118
Aa2                    438      Salomon Brothers Mortgage
                                 Securities VII,
                                 Series 1997-TZH, Class A1,
                                  7.15%, 3/25/22** .....................     450,992
AA                     500      Structured Asset Securities Corp.,
                                 Series 1996-CFL, Class B,
                                  6.303%, 2/25/28 ......................     504,298
                                                                          ----------
                                                                           8,644,197
                                                                          ----------
                                CORPORATE BONDS-25.1%
                                FINANCE & BANKING-9.9%
A3                     500      Amsouth Bancorporation,
                                 6.75%, 11/01/25 .......................     507,255
A2                     600      Equitable Life Assured Society,
                                 6.95%, 12/01/05** .....................     621,596
A                      400      Lehman Brothers Holding Inc.,
                                 6.75%, 9/24/01 ........................     403,583
BB+                    500      Macsaver Financial Services Inc.,
                                 7.875%, 8/01/03 .......................     360,000
A+                     500      Metropolitan Life Insurance Co.,
                                 6.30%, 11/01/03** .....................     502,287
Aa3                  1,000      Morgan Stanley Group, Inc.,
                                 10.00%, 6/15/08 .......................   1,236,490
BBB+                   500      PaineWebber Group, Inc.,
                                 8.875%, 3/15/05 .......................     551,810
                                                                          ----------
                                                                           4,183,021
                                                                          ----------

See Notes to Financial Statements.

=========================================================================================
                 PRINCIPAL
                   AMOUNT                                                      VALUE
RATING*            (000)         DESCRIPTION                                  (NOTE 1)
-----------------------------------------------------------------------------------------
                                 INDUSTRIALS-8.3%
A2                    $ 100++/@  American Airlines Inc., Secured
                                  Equipment Trust, Series 1990-M,
                                  10.44%, 3/04/07 ........................   $ 119,347
A1                    1,000      Dow Capital BV,
                                  9.20%, 6/01/10 .........................   1,174,660
A+                      500      Ralcorp Holdings, Inc.,
                                  8.75%, 9/15/04 .........................     550,035
A-                      500      Ralston Purina Co.,
                                  9.25%, 10/15/09 ........................     597,715
BBB-                    500      Seagram Joseph E. & Sons, Inc.,
                                  7.00%, 4/15/08 .........................     507,475
AA-                     500      Tele-Communications, Inc.,
                                  8.25%, 1/15/03 .........................     540,000
                                                                            ----------
                                                                             3,489,232
                                                                            ----------
                                 UTILITIES-2.6%
A                       500      360 Communications Co.,
                                  7.50%, 3/01/06 .........................     531,225
Baa2                    500      Ohio Edison Co.,
                                  8.625%, 9/15/03 ........................     546,645
                                                                            ----------
                                                                             1,077,870
                                                                            ----------
                                 YANKEE-4.3%
BBB-                    500      Empresa Electric Guacolda SA,
                                  7.95%, 4/30/03** .......................     455,601
BBB+                    170      Empresa Electric Pehuenche,
                                  7.30%, 5/01/03 .........................     167,586
A-                      500      Israel Electric Corp. Ltd.,
                                  7.25%, 12/15/06** ......................     493,705
Baa2                  1,000      Petrozuata Finance Inc.,
                                  7.63%, 4/01/09** .......................     706,880
                                                                            ----------
                                                                             1,823,772
                                                                            ----------
                                                                            10,573,895
                                                                            ----------
                                 ASSET BACKED SECURITIES-5.8%
AAA                   1,230      Chase Credit Card Master Trust,
                                  Series 1997-5, Class A,
                                   6.194%, 8/15/05 ........................   1,239,692
A                       254      Global Rated Eligible Asset Trust, **/@@
                                  Series 1998-A, Class A-1,
                                   7.33%, 9/15/07 .........................     131,813
Aa2                     494      Pegasus Aviation Lease
                                  Securitization,
                                  Series 1999-1, Class A-1,
                                   6.30%, 3/25/29 .........................     488,432
                                 Structured Mortgage Asset
                                  Residential Trust,**/@@
A                       613       Series 1997-2,
                                   8.24%, 3/15/06 .........................     284,506
A                       674       Series 1997-3,
                                   8.57%, 4/15/06 .........................     290,423
                                                                             ----------
                                                                              2,434,866
                                                                             ----------
============================================================================================
                 PRINCIPAL
                   AMOUNT                                                      VALUE
RATING*            (000)         DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------------------
                                 U.S. GOVERNMENT AND AGENCY
                                 SECURITIES-10.1%
                    $   625      Small Business Administration
                                  Participation Certificate,
                                  Series 1998-10, Class 10-A,
                                  6.12%, 2/01/08 ......................... $   618,748
                                 U.S. Treasury Bonds,
                        500       5.25%, 11/15/28 ........................     462,655
                      1,500++     6.375%, 8/15/27 ........................   1,601,955
                                 U.S. Treasury Notes,
                      1,200++     4.75%, 11/15/08 ........................   1,146,180
                        385       6.625%, 5/15/07 ........................     414,837
                                                                            ----------
                                                                             4,244,375
                                                                            ----------
                                 TAXABLE MUNICIPAL BONDS-7.7%
AA-                     500      Fresno California Pension
                                  Obligation, Series 1994,
                                   7.80%, 6/01/14 ........................     542,565
AAA                     500      Kern County California
                                  Pension Obligation,
                                   6.98%, 8/15/09 ........................     521,285
                                 Los Angeles County California
                                  Pension Obligation,
AAA                   1,000       Series A, 8.62%, 6/30/06 ...............   1,131,180
AAA                     500       Series D, 6.97%, 6/30/08.. .............     520,940
AAA                     500      Orleans Parish Louisiana
                                  School Board, Series A,
                                   6.60%, 2/01/08. .......................     507,930
                                                                            ----------
                                                                             3,223,900
                                                                            ----------
                 NOTIONAL
                  AMOUNT
                   (000)
              ---------------
                                 OPTIONS PURCHASED -0.1%
                                 CALL OPTIONS PURCHASED
                      5,000      Interest Rate Swap,
                                  3 month LIBOR over 5.60%
                                  expires 8/07/00 ........................      56,251
                                                                            ----------
                                 Total investments before short-term
                                  investment and outstanding call
                                  options written and investments
                                  sold short (cost $60,487,407) ..........  60,574,943
                                                                           -----------
                 PRINCIPAL
                  AMOUNT
                   (000)
            ---------------
                                 SHORT-TERM INVESTMENT-0.9%
                                 DISCOUNT NOTE
                        365      Federal Home Loan Bank,
                                  4.80%, 5/03/99 (cost $364,903)..........     364,903
                                                                           -----------
                                 Total investments before outstanding
                                  call options written and
                                  investments sold short
                                  (cost $60,852,310)......................  60,939,846
                                                                           -----------
                 NOTIONAL
                  AMOUNT
                   (000)
            ---------------
                                 CALL OPTIONS WRITTEN-(0.0%)
                                 Interest Rate Swap,
                     (8,000)      3 month LIBOR over 5.50%
                                  expires 8/10/99 (premium
                                  received $49,000) ......................     (9,533)
                                                                           ----------

See Notes to Financial Statements.

==================================================================================
              PRINCIPAL
               AMOUNT                                                   VALUE
RATING*         (000)     DESCRIPTION                                 (NOTE 1)
----------------------------------------------------------------------------------
                          INVESTMENTS SOLD SHORT-(12.3%)
            $(5,000)      U.S. Treasury Bonds,
                           6.125%, 11/15/27
                           (proceeds $5,623,438) ..............   $(5,175,800)
                                                                  -----------
                          Total investments, net of outstanding
                          call options written and
                           investments sold short-132.5%
                           (cost $55,179,872) .................    55,754,513
                          Liabilities in excess of other
                           assets-(32.5%) .....................   (13,661,353)
                                                                  -----------
                          NET ASSETS-100% .....................   $42,093,160
                                                                  ===========


---------------------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating. ** Private placements restricted as to resale.
  + Partial principal amount pledged as collateral for reverse repurchase agreements.
 ++ Entire principal amount pledged as collateral for reverse repurchase agreements.
  @ Entire principal amount pledged as collateral for futures transactions.
 @@  Illiquid securities representing 1.68% of portfolio assets.


--------------------------------------------------------------------------------
                               KEY TO ABBREVIATIONS
         ARM   - Adjustable Rate Mortgage.
       LIBOR   - London InterBank Offer Rate.
       REMIC   - Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value
  (cost $60,852,310) (Note 1) ........................   $60,939,846
Cash .................................................         1,992
Deposit with broker as collateral for investment
  sold short (Note 1) ................................     5,400,000
Interest receivable ..................................       767,659
Interest rate cap, at value
  (amortized cost $90,487) (Notes 1 & 3) .............        32,029
Unrealized appreciation on interest rate swaps
  (Note 1 & 3) .......................................        10,250
Receivable for investments sold ......................         4,429
Other assets (Note 1) ................................         1,322
                                                         -----------
                                                          67,157,527
                                                         -----------
LIABILITIES
Reverse repurchase agreements (Note 4) ...............    19,472,717
Investment sold short, at value
  (proceeds $5,623,438) (Note 1)......................     5,175,800
Interest payable .....................................       286,995
Due to broker-variation margin (Notes 1 & 3) .........        91,406
Investment advisory fee payable (Note 2) .............        19,301
Call options written, at value
  (premium received $49,000) (Note 1).................         9,533
Administration fee payable (Note 2) ..................         5,264
Other accrued expenses ...............................         3,351
                                                         -----------
                                                          25,064,367
                                                         -----------
NET ASSETS ...........................................   $42,093,160
                                                         ===========
Net assets were comprised of:
  Common stock:
   Par value (Note 5) ................................   $    29,571
   Paid-in capital in excess of par ..................    40,680,858
                                                         -----------
                                                          40,710,429
 Undistributed net investment income .................     2,529,793
 Accumulated net realized loss .......................    (1,636,466)
 Net unrealized appreciation .........................       489,404
                                                         -----------
 Net assets, April 30, 1999 ..........................   $42,093,160
                                                         ===========
Net asset value per share:
  ($42,093,160 \d 2,957,093 shares of
  common stock issued and outstanding) ...............        $14.23
                                                              ======

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 NET INVESTMENT INCOME
Income
  Interest (net of premium amortization of
   $354,146 and interest expense of $505,862) .........   $ 2,331,896
                                                          -----------
Operating Expenses
  Investment advisory .................................       117,589
  Administration ......................................        32,070
  Reports to shareholders .............................        13,000
  Audit ...............................................        10,500
  Custodian ...........................................         9,000
  Directors ...........................................         7,000
  Transfer agent ......................................         4,500
  Legal ...............................................         3,500
  Miscellaneous .......................................        12,967
                                                          -----------
  Total operating expenses ............................       210,126
                                                          -----------
Net investment income before excise tax ...............     2,121,770
Excise tax ............................................        33,028
                                                          -----------
Net investment income .................................     2,088,742
                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments .........................................      (182,382)
  Futures .............................................      (127,910)
  Swaps ...............................................       (20,284)
  Written options .....................................        81,250
                                                          -----------
                                                             (249,326)
                                                          -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments .........................................    (3,594,813)
  Interest rate cap ...................................        23,333
  Futures .............................................       (10,487)
  Swaps ...............................................         2,807
  Short sales .........................................       450,751
  Written options .....................................       280,904
                                                          -----------
                                                           (2,847,505)
                                                          -----------
Net loss on investments ...............................    (3,096,831)
                                                          -----------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS .............................   $(1,008,089)
                                                          ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS TO NET
 CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting from
   operations ...........................................   $(1,008,089)
                                                            -----------
Increase in investments .................................    (1,075,993)
Net realized loss .......................................       249,326
Decrease in unrealized appreciation .....................     2,847,505
Decrease in interest rate cap ...........................        15,979
Increase in receivable from investments sold ............        (4,429)
Increase in Interest receivable .........................       (13,247)
Decrease due to broker-variation margin .................        93,106
Decrease in deposits with brokers for
   investments sold short ...............................       418,750
Decrease in other assets ................................         4,875
Decrease in written options .............................       (81,250)
Increase in interest payable ............................        93,831
Decrease in accrued expenses and other
   liabilities ..........................................       (42,369)
                                                            -----------
 Total adjustments ......................................     2,506,084
                                                            -----------
Net cash flows provided by operating activities .........   $ 1,497,995
                                                            ===========
INCREASE (DECREASE IN CASH)
Net cash flows provided by operating activities .........   $ 1,497,995
                                                            -----------
Cash flows used for financing activities:
 Decrease in reverse repurchase agreements ..............      (297,369)
 Cash dividends paid ....................................    (1,293,621)
                                                            -----------
Net cash flows used for financing activities ............    (1,590,990)
                                                            -----------
 Net decrease in cash ...................................       (92,995)
 Cash at beginning of period ............................        94,987
                                                            -----------
 Cash at end of period ..................................   $     1,992
                                                            ===========


--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENTS OF CHANGES IN
NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                            SIX MONTHS ENDED       YEAR ENDED
                                                APRIL 30,         OCTOBER 31,
                                                  1999                1998
                                           ------------------   ---------------
INCREASE (DECREASE) IN
NET ASSETS

Operations:

  Net investment income ................   $ 2,088,742          $ 3,533,934

  Net realized gain (loss) .............      (249,326)             498,937

  Net change in unrealized
   appreciation (depreciation) .........    (2,847,505)             212,726
                                           -----------          -----------
  Net increase (decrease) in net
   assets resulting from
   operations ..........................    (1,008,089)           4,245,597

  Dividends from
   net investment income ...............    (1,293,621)          (2,661,192)
                                           -----------          -----------
  Total increase (decrease) ............    (2,301,710)           1,584,405

NET ASSETS

Beginning of period ....................    44,394,870           42,810,465
                                           -----------          -----------
End of period ..........................   $42,093,160          $44,394,870
                                           ===========          ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   SIX MONTHS
                                                                 ENDED APRIL 30,
                                                                      1999
                                                               -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......................         $ 15.01
                                                                     -------
Net investment income (net of interest
 expense of $0.17, $0.36, $0.36, $0.35, $0.68,
  and $0.34)................................................             .71
Net realized and unrealized gain (loss) on investments .....          (1.05)
                                                                     -------
Net increase (decrease) from investment operations .........           (.34)
                                                                     -------
Dividends and distributions:
Dividends from net investment income .......................            (.44)
Distributions from net realized gain on investments ........               -
Distributions from paid-in capital .........................               -
                                                                     -------
Total dividends and distributions ..........................            (.44)
                                                                     -------
Capital charge with respect to issuance of shares ..........               -
                                                                     -------
Net asset value, end of period* ............................         $ 14.23
                                                                     =======
Per share market value, end of period* .....................         $ 12.88
                                                                     =======
TOTAL INVESTMENT RETURN+ ...................................            1.89%
RATIOS TO AVERAGE NET ASSETS:
Operating Expenses# ........................................             .99%+++
Net investment income ......................................            9.80%+++
SUPPLEMENTAL DATA:
Average net assets (in thousands) ..........................         $42,997
Portfolio turnover .........................................               8%
Net assets, end of period (in thousands) ...................         $42,093
Reverse repurchase agreements outstanding,
 end of period (in thousands) ..............................         $19,472
Asset coverage++ ...........................................         $ 3,162


                                                                                 YEAR ENDED OCTOBER 31,
                                                             --------------------------------------------------------------
                                                                 1998        1997        1996        1995         1994
                                                             ----------- ----------- ----------- ----------- -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......................   $ 14.48     $ 13.46     $ 13.40     $ 11.94     $   14.56
                                                               -------     -------     -------     -------     ---------
Net investment income (net of interest
 expense of $0.17, $0.36, $0.36, $0.35, $0.68,
  and $0.34)................................................      1.20        1.10        1.00         .85           .95
Net realized and unrealized gain (loss) on investments .....       .23         .82        (.03)       1.60         (2.48)
                                                               -------     -------     -------     -------       -------
Net increase (decrease) from investment operations .........      1.43        1.92         .97        2.45         (1.53)
                                                               -------     -------     -------     -------       -------
Dividends and distributions:
Dividends from net investment income .......................      (.90)       (.90)       (.91)       (.85)         (.95)
Distributions from net realized gain on investments ........         -           -           -           -          (.02)
Distributions from paid-in capital .........................         -           -           -        (.14)         (.09)
                                                               -------     -------     -------     -------       -------
Total dividends and distributions ..........................      (.90)       (.90)       (.91)       (.99)        (1.06)
                                                               -------     -------     -------     -------       -------
Capital charge with respect to issuance of shares ..........         -           -           -           -          (.03)
                                                               -------     -------     -------     -------       -------
Net asset value, end of period* ............................   $ 15.01     $ 14.48     $ 13.46     $ 13.40       $ 11.94
                                                               =======     =======     =======     =======       =======
Per share market value, end of period* .....................   $ 13.25     $ 12.13     $ 11.00     $ 11.13       $ 10.00
                                                               =======     =======     =======     =======       =======
TOTAL INVESTMENT RETURN+ ...................................     17.15%      19.05%       6.67%      22.43%       (20.41%)
RATIOS TO AVERAGE NET ASSETS:
Operating Expenses# ........................................      1.01%       1.02%       1.12%       1.00%         1.04%
Net investment income ......................................      8.13%       8.03%       7.59%       6.78%         7.31%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ..........................   $43,482     $40,416     $38,786     $37,080       $38,468
Portfolio turnover .........................................        25%         36%         58%        116%           41%
Net assets, end of period (in thousands) ...................   $44,395     $42,810     $39,805     $39,634       $35,320
Reverse repurchase agreements outstanding,
 end of period (in thousands) ..............................   $19,770     $20,363     $18,081     $18,489       $16,003
Asset coverage++  ..........................................   $ 3,246     $ 3,102     $ 3,209     $ 3,144       $ 3,207

----------
  * Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
  # The ratios of operating expenses, including interest expense and excise tax, to average net assets were 3.51%+++, 3.51%, 3.65%, 3.81%, 6.42%,
       3.65%, for the periods indicated above, respectively.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
 ++    Per $1,000 of reverse repurchase agreements outstanding.
+++    Annualized.

The information above represents the unaudited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION                   The BlackRock Broad Investment Grade 2009
& ACCOUNTING                           Term Trust Inc. (the "Trust"), a Maryland
POLICIES                               corporation, is a diversified, closed-end
                                       management    investment   company.   The
investment objective of the Trust is to manage a portfolio of fixed income securities that will return $15 per share to investors on or shortly before December 31, 2009 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed and asset-backed securities, interest rate swaps, caps, floors and non-exchange traded options and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

      Option selling and purchasing is used by the Trust to effectively hedge more volatile positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The trust can also sell (or write) covered call options and put options to hedge portfolio positions.

      The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased.
Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

      The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

      Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

      Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

      The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

      Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

      Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

      Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

      Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES  TRANSACTIONS  AND  INVESTMENT  INCOME: Securities  transactions  are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



NOTE  2.  AGREEMENTS              The Trust has an Investment Advisory Agreement
                                  with BlackRock Financial Management, Inc. (the
"Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

      The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.55% of the Trust's average weekly net assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO                 Purchases and sales of investment  securities,
SECURITIES                        other  than short-term  investments and dollar
                                  rolls, for the six months ended April 30, 1999
aggregated $6,049,423 and $5,063,593, respectively.

      The Trust may invest in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At April 30, 1999, the Trust held 17.1% of its portfolio assets in securities restricted as to resale.

      The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

      The federal income tax basis of the Trust's investments at April 30, 1999 was $60,881,228, and accordingly, net unrealized appreciation for federal income tax purposes was $58,618 (gross unrealized appreciation-$2,359,975, gross unrealized depreciation-$2,301,357).

      For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1998 of approximately $1,400,000 which will expire in 2003. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

      Details of open financial futures contracts at April 30, 1999 are as follows:


                                                                   VALUE AT
NUMBER OF                          EXPIRATION      VALUE AT       APRIL 30,       UNREALIZED
CONTRACTS              TYPE           DATE        TRADE DATE         1999        DEPRECIATION
----------------   ------------   ------------   ------------   -------------   -------------
Long Position:     30 yr. U.S.
       45             T-Bond         Jun. 99     $5,445,466     $5,408,437        $ (37,029)
                                                                                  =========

      The Trust entered into an interest rate cap. Under this agreement, the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for the agreement. Details of the cap at April 30, 1999 are as follows:



 NOTIONAL                                                                  VALUE AT
  AMOUNT        FIXED        FLOATING       TERMINATION     AMORTIZED     APRIL 30,      UNREALIZED
   (000)        RATE           RATE             DATE           COST          1999       DEPRECIATION
----------   ----------   --------------   -------------   -----------   -----------   -------------
$5,000       6.00%        3 mth. LIBOR     2/19/02           $90,487       $32,029       $ (58,458)
                                                                                         =========

      Details of open interest rate swap at April 30, 1999 are as follows:



  NOTIONAL
   AMOUNT                                       FLOATING        TERMINATION      UNREALIZED
   (000)            TYPE          RATE            RATE              DATE        APPRECIATION
-----------   ---------------   --------   -----------------   -------------   -------------
$  5,000      Interest rate     3 mth.     3 mth. T-Bill       9/10/03         $10,250
                                LIBOR      +0.8175%                            =======


NOTE  4.  BORROWINGS                REVERSE  REPURCHASE  AGREEMENTS:  The  Trust
                                    may enter into reverse repurchase agreements
with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

      The average daily balance of reverse repurchase agreements outstanding for the six months ended April 30, 1999 was approximately $19,211,121 at a weighted average interest rate of approximately 5.24%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $20,394,998 as of March 31, 1999 which was 30% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into any dollar roll transactions during the six months ended April 30, 1999.


NOTE  5.  CAPITAL                 There are 200 million shares of $.01 par value
                                  common  stock  authorized.  Of  the  2,957,093
shares outstanding at April 30, 1999, the Adviser owned 7,093 shares.


NOTE  6.  DIVIDENDS               Subsequent  to  April 30, 1999, the  Board  of
                                  Directors of the  Trust  declared  a  dividend
from undistributed earnings of $0.06875 per share payable May 28, 1999 to shareholders of record on May 14, 1999.

--------------------------------------------------------------------------------
           THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
           THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
     YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the
Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it has communicates with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date the Adviser has received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The Trust is designating this disclosure as its Year 2000 readiness disclosure for all purposes under the Year 2000 Information and Readiness
Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.


     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     The Annual Meeting of Trust Shareholders was held May 19, 1999 to vote on the following matters:
     (1) To elect three Directors to serve as follows:


     DIRECTOR                                                                               CLASS     TERM    EXPIRING
     --------                                                                               -----     -----   ---------
     Frank J. Fabozzi ....................................................................    II   3 years     2002
     Walter F. Mondale ...................................................................    II   3 years     2002
     Ralph L. Schlosstein ................................................................    II   3 years     2002
     Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Richard E. Cavanagh, Kent
     Dixon, Laurence D. Fink, James Grosfeld and James Clayburn La Force, Jr.


 (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 1999.

     Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                         VOTES FOR     VOTES AGAINST     ABSTENTIONS
                                                        -----------   ---------------   ------------
     Frank J. Fabozzi ...............................   2,611,006           0              62,854
     Walter F. Mondale ..............................   2,604,151           0              69,709
     Ralph L. Schlosstein ...........................   2,614,056           0              59,804
     Ratification of Deloitte & Touche LLP ..........   2,630,764         6,434            36,662

--------------------------------------------------------------------------------
           THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------
THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Broad Investment Grade 2009 Term Trust's investment objective is to manage a portfolio of fixed income securities that will return $15 per share (the initial public offering price per share) to investors on or about December 31, 2009 while providing high monthly income.

WHO MANAGES THE TRUST?

BlackRock   Financial   Management,  Inc.  ("BlackRock")  is  an  SEC-registered
investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end equity and bond funds. Current accounts number over 450, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities), corporate debt securities and privately issued mortgage-backed securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Adviser will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2009. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Trust also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide
competitive income. In addition, leverage will be used (in an amount up to 331|M/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The
Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331|M/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.
RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: BCT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements then securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions the Trust does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
           THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                                   GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-  Mortgage  instruments with interest rates that adjust
BACKED SECURITIES (ARMS):  at  periodic  intervals  at a fixed  amount  over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:   Securities  backed by  various  types of  receivables
                           such as automobile and credit card receivables.

CLOSED-END FUND:           Investment  vehicle  which  initially  offers a fixed
                           number of shares and trades on a stock exchange.  The
                           fund  invests  in  a  portfolio  of   securities   in
                           accordance with its stated investment  objectives and
                           policies.

COLLATERALIZED             Mortgage-backed  securities  which separate  mortgage
                           pools into short-, medium-, and

MORTGAGE OBLIGATIONS       long-term  securities  with different  priorities for
(CMOS):                    receipt of principal and interest. Each class is paid
                           a fixed  or  floating  rate of  interest  at  regular
                           intervals.  Also  known  as  multiple-class  mortgage
                           pass-throughs.

COMMERCIAL MORTGAGE        Mortgage-backed   securities  secured  or  backed  by
BACKED SECURITIES (CMBS):  mortgage loans on commercial properties.

DISCOUNT:                  When a fund's  net asset  value is  greater  than its
                           stock  price  the  fund is said  to be  trading  at a
                           discount.

DIVIDEND:                  This is income generated by securities in a portfolio
                           and distributed to  shareholders  after the deduction
                           of expenses.  This Trust  declares and pays dividends
                           on a monthly basis.

DIVIDEND REINVESTMENT:     Shareholders  may elect to have all  distributions of
                           dividends and capital gains automatically  reinvested
                           into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC:                     Federal Home Loan  Mortgage  Corporation,  a publicly
                           owned,    federally   chartered    corporation   that
                           facilitates a secondary mortgage market by purchasing
                           mortgages  from lenders such as savings  institutions
                           and   reselling   them  to   investors  by  means  of
                           mortgage-backed securities.  Obligations of FHLMC are
                           not guaranteed by the U.S. government,  however, they
                           are backed by FHLMC's  authority  to borrow  from the
                           U.S. government. Also known as Freddie Mac.

FNMA:                      Federal  National  Mortgage  Association,  a publicly
                           owned,    federally   chartered    corporation   that
                           facilitates a secondary mortgage market by purchasing
                           mortgages  from lenders such as savings  institutions
                           and   reselling   them  to   investors  by  means  of
                           mortgage-backed  securities.  Obligations of FNMA are
                           not guaranteed by the U.S. government,  however, they
                           are  backed by FNMA's  authority  to borrow  from the
                           U.S. government. Also known as Fannie Mae.

GNMA:                      Government   National   Mortgage    Association,    a
                           government   agency  that   facilitates  a  secondary
                           mortgage   market  by   providing   an  agency   that
                           guarantees  timely  payment of interest and principal
                           on mortgages. GNMA's obligations are supported by the
                           full  faith  and  credit of the U.S.  Treasury.  Also
                           known as Ginnie Mae.

GOVERNMENT SECURITIES:     Securities   issued   or   guaranteed   by  the  U.S.
                           government,    or   one   of    its    agencies    or
                           instrumentalities,  such as GNMA (Government National
                           Mortgage   Association),   FNMA   (Federal   National
                           Mortgage  Association)  and FHLMC  (Federal Home Loan
                           Mortgage Corporation).

INTEREST-ONLY SECURITIES:  Mortgage securities  including CMBS that receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities.
                           Also known as a STRIP.

INVERSE-FLOATING RATE      Mortgage  instruments  with  coupons  that  adjust at
MORTGAGES:                 periodic intervals  according to a formula which sets
                           inversely with a market level interest rate index.

MARKET PRICE:              Price  per  share  of  a  security   trading  in  the
                           secondary market.  For a closed-end fund, this is the
                           price at which  one  share of the fund  trades on the
                           stock  exchange.  If you were to buy or sell  shares,
                           you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:     A mortgage  dollar roll is a transaction in which the
                           Trust sells  mortgage-backed  securities for delivery
                           in the current month and simultaneously  contracts to
                           repurchase  substantially  similar  (although not the
                           same) securities on a specified  future date.  During
                           the  "roll"  period,   the  Trust  does  not  receive
                           principal  and interest  payments on the  securities,
                           but is  compensated  for giving up these  payments by
                           the  difference in the current sales price (for which
                           the  security is sold) and lower price that the Trust
                           pays for the similar security at the end date as well
                           as the  interest  earned on the cash  proceeds of the
                           initial sale.

MORTGAGE PASS-THROUGHS:    Mortgage-backed  securities  issued  by  Fannie  Mae,
                           Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS                Collateralized Mortgage Obligations.
PASS-THROUGHS:

NET ASSET VALUE (NAV):     Net  asset  value is the  total  market  value of all
                           securities  and other assets held by the Trust,  plus
                           income   accrued  on  its   investments,   minus  any
                           liabilities  including accrued  expenses,  divided by
                           the total  number of  outstanding  shares.  It is the
                           underlying  value of a single  share on a given  day.
                           Net asset  value for the Trust is  calculated  weekly
                           and  published in BARRON'S on Saturday,  THE NEW YORK
                           TIMES and THE WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES  Mortgage  securities  that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIPS.

PROJECT LOANS:             Mortgages  for  multi-family,  low- to  middle-income
                           housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC:                     A  real  estate  mortgage  investment  conduit  is  a
                           multiple-class  security  backed  by  mortgage-backed
                           securities  or whole  mortgage  loans and formed as a
                           trust, corporation,  partnership,  or segregated pool
                           of assets  that  elects to be  treated as a REMIC for
                           federal tax  purposes.  Generally,  Fannie Mae REMICs
                           are    formed   as   trusts   and   are   backed   by
                           mortgage-backed securities.

RESIDUALS:                 Securities  issued in connection with  collateralized
                           mortgage  obligations  that  generally  represent the
                           excess cash flow from the mortgage assets  underlying
                           the CMO after  payment of  principal  and interest on
                           the other CMO securities  and related  administrative
                           expenses.

REVERSE REPURCHASE         In a reverse  repurchase  agreement,  the Trust sells
AGREEMENTS:                securities  and  agrees  to  repurchase   them  at  a
                           mutually agreed date and price. During this time, the
                           Trust continues to receive the principal and interest
                           payments from that security.  At the end of the term,
                           the Trust receives the same securities that were sold
                           for the same initial  dollar  amount plus interest on
                           the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED   Arrangements  in which a pool of assets is  separated
SECURITIES:                into two classes that receive  different  proportions
                           of the  interest  and  principal  distributions  from
                           underlying mortgage-backed  securities. IO's and PO's
                           are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------


TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                 STOCK      MATURITY
                                                                SYMBOL        DATE
PERPETUAL TRUSTS                                              ----------   ---------
The BlackRock Income Trust Inc.                                   BKT         N/A
The BlackRock North American Government Income Trust Inc.         BNA         N/A
The BlackRock High Yield Trust                                    BHY         N/A



TERM TRUSTS

The BlackRock 1999 Term Trust Inc.                                BNN        12/99
The BlackRock Target Term Trust Inc.                              BTT        12/00
The BlackRock 2001 Term Trust Inc.                                BLK        06/01
The BlackRock Strategic Term Trust Inc.                           BGT        12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT        12/04
The BlackRock Advantage Term Trust Inc.                           BAT        12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT        12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------


                                                                       STOCK      MATURITY
                                                                       SYMBOL       DATE
PERPETUAL TRUSTS                                                     ---------   ---------
The BlackRock Investment Quality Municipal Trust Inc.                   BKN         N/A
The BlackRock California Investment Quality Municipal Trust Inc.        RAA         N/A
The BlackRock Florida Investment Quality Municipal Trust                RFA         N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.        RNJ         N/A
The BlackRock New York Investment Quality Municipal Trust Inc.          RNY         N/A

TERM TRUSTS

The BlackRock Municipal Target Term Trust Inc.                          BMN        12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                    BRM        12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.         BFC        12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                 BRF        12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.           BLN        12/08
The BlackRock Insured Municipal Term Trust Inc.                         BMT        12/10



IF  YOU  WOULD  LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT (800) 227-7BFM
                                    (7236)
                    OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------
  BLACKROCK
--------------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein


OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY


INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM


ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217


CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM


INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434


LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

     The accompanying financial statement as of April 30, 1999 were not audited and, accordingly, no opinion is expressed on them.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                   THE BLACKROCK BROAD INVESTMENT GRADE 2009
                                TERM TRUST INC.
                      c/o Princeton Administrators, L.P.
                                 P.O. Box 9095
                           Princeton, NJ 08543-9095
                                (800) 543-6217



-----------------------------------
THE BLACKROCK
BROAD INVESTMENT
GRADE 2009
TERM TRUST INC.
----------------------------------------------------------------------------
SEMI-ANNUAL REPORT
APRIL 30, 1999


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